EXHIBIT 99.1


Contact: Susan B. Railey                                   FOR IMMEDIATE RELEASE
         (301) 468-3120
         Sharon Bramell
         (301) 468-3130


                AIM 84 DECLARES SECOND QUARTER 2003 DISTRIBUTION
                              OF TWO CENTS PER UNIT


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     ROCKVILLE,  MD, June 20, 2003- - (AMEX/AIA) The general partner of American
Insured Mortgage Investors (AIM 84) today declared a distribution for the quarter ended June 2003 in the amount of two cents per unit regular cash flow. The distribution will be paid on August 1, 2003 to holders of record on June 30, 2003.